                                               This Supplement is filed pursuant
                                                to Rule 424(b)(3) and relates to
                                            Registration Statement on  Form S- 3
                                                           (File No.  333-40037)


                          e.spire COMMUNICATIONS, INC.
                 ( F/K/A AMERICAN COMMUNICATIONS SERVICES INC.)

                                Supplement No. 1
                      To Prospectus Dated December 15, 1997

                              Selling Stockholders

                Prime II Management, L.P. has been replaced as a
               Selling Stockholder by Prime II Investments, L.P.


               The date of this Supplement is February 19, 1999